1 TAYLOR CAPITAL GROUP, INC. Fourth Quarter 2012 Financial Results

2 Forward-Looking Statements This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “might”, “contemplate”, “plan”, “prudent”, “potential”, “should”, “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2013 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. Our business may be adversely affected by the highly regulated environment in which we operate. Competition from financial institutions and other financial services providers may adversely affect our growth and profitability. Our business is subject to the conditions of the local economy in which we operate and continued weakness in the local economy and the real estate markets may adversely affect us. Our business is subject to domestic and, to a lesser extent, international economic conditions and other factors, many of which are beyond our control and could adversely affect our business. The preparation of our consolidated financial statements requires us to make estimates and judgments, which are subject to an inherent degree of uncertainty and which may differ from actual results. Our allowance for loan losses may prove to be insufficient to absorb losses in our loan portfolio. Our mortgage loan repurchase reserve for losses could be insufficient. We are subject to interest rate risk, including interest rate fluctuations that could reduce our profitability. Increasing our mortgage servicing rights (“MSR”) portfolio may increase the volatility of our earnings, and certain hedging strategies that we use to manage investment in MSRs may be ineffective to offset any adverse changes in the fair value of these assets due to changes in interest rates and market liquidity. If we are required to reduce the carrying value of the asset relating to our MSRs, our financial condition and results of operations would be negatively affected. Increasing dependence on our mortgage business may increase volatility in our consolidated revenues and earnings, and our residential mortgage lending profitability could be significantly reduced if we are not able to originate and resell a high volume of mortgage loans. We have counterparty risk and therefore we may be adversely affected by the soundness of other financial institutions. We are subject to certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud. Our controls and procedures may fail or be circumvented. We are dependent upon outside third parties for processing and handling of our records and data. System failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs as well as litigation and other liabilities. We are subject to lending concentration risks. We may not be able to access sufficient and cost-effective sources of liquidity. We are subject to liquidity risk, including unanticipated deposit volatility. The recent repeal of federal prohibitions on payment of interest on business demand deposits could increase our interest expense and have a material adverse effect on us. Changes in our credit ratings could increase our financing costs or make it more difficult for us to obtain funding or capital on commercially acceptable terms. As a bank holding company, we are dependent on the ability of our banking subsidiary to make dividends and distributions to us, and our other sources of funds are limited. Our business strategy is dependent on our continued ability to attract, develop and retain highly qualified and experienced personnel in senior management and customer relationship positions. Our reputation could be damaged by negative publicity. New lines of business or new products and services may subject us to certain additional risks. We may experience difficulties in managing our future growth. We are subject to changes in federal and state tax laws and changes in interpretation of existing laws. Regulatory requirements including rules jointly proposed (and recently indefinitely delayed) by the U.S. federal bank regulatory agencies to implement Basel III, growth plans or operating results may require us to raise additional capital, which may not be available on favorable terms or at all. We have not paid a dividend on our common stock since the second quarter of 2008. In addition, regulatory restrictions and liquidity constraints at the holding company level could impair our ability to make distributions on our securities. These risks, uncertainties and other factors include, without limitation: For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned "Risk Factors” in our December 31, 2011 Annual Report on Form 10-K filed with the SEC on March 9, 2012 as updated by our Quarterly Reports on form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

3 Agenda Mark Hoppe, President and Chief Executive Officer Opening remarks and executive comments Randy Conte, Chief Financial Officer and Chief Operating Officer Fourth Quarter & Full Year Highlights and Results of Operations Questions & Answers

4 The Company’s performance in 2012 reflected the results of diversification and improved asset quality 2012 Shareholder Metrics • $1.79 Diluted EPS • 16.76% Return on average common equity (ROCE) • $55 million of Net Income Available to Common Stockholders 2012 Performance • Net Interest Margin increased 9 bps during the year to 3.25% • Over $155 million of noninterest income • 40% decline in nonperforming assets from 2011 • $5.2 billion of mortgage originations • C&I loans grew 12% from 2011 FULL YEAR 2012 HIGHLIGHTS

5 Revenues of $91 million in 4Q12 set another record, leading strong fundamentals across the Company Fourth Quarter 2012 • $0.65 Diluted EPS • Net Interest Margin improved over 3Q12 by 7 bps to 3.28% • Nearly $2 billion of mortgage originations led to record mortgage banking revenue of $44.3 million • Allowance for loan losses to nonperforming loans increased to 138.05% • Issued $100 million in preferred stock FOURTH QUARTER 2012 HIGHLIGHTS

6 Pre-tax, pre-provision operating earnings grew 18% in 4Q12 and 66% for the full year 2012 RESULTS OF OPERATIONS Attractive returns measured by both ROCE and ROA

7 3Q12 4Q12 Avg $ millions Avg Balance Yield / Rate Avg Balance Yield / Rate Investments / Cash equiv 1,231 3.26% 1,214 3.14% Total Loans 3,441 4.23% 3,780 4.08% Interest earning assets 4,672 3.98% 4,994 3.85% Interest bearing deposits 2,194 0.80% 2,282 0.76% Borrowings 1,051 0.23% 1,122 0.18% Subordinated notes & debt 174 9.21% 120 7.73% Interest bearing liabilities 3,419 1.05% 3,524 0.81% Net interest Margin (Tax Equivalent) 3.21% 3.28% The payoff of subordinated notes helped improve NIM by 7 bps RESULTS OF OPERATIONS -13 bps -24 bps An increase in loans HFS resulted in a 6 bps decline in yield on earning assets

8 The Company has achieved a strong mix of revenues as a result of business diversification and balance sheet growth RESULTS OF OPERATIONS *Non interest income excludes gains on sales of securities, derivative termination fees and impairment of investment securities Net Interest Income grew 15% since 4Q11 Noninterest Income* grew 202% since 4Q11

9 Expenses have increased primarily due to mortgage banking, but the efficiency ratio has remained steady RESULTS OF OPERATIONS *Excludes early extinguishment of debt **Total noninterest expense excluding early extinguishment of debt costs divided by net interest income plus non interest income, excluding gains or losses from investment securities, impairment of investment securities and derivative termination fees

10 Overall asset quality continued to improve in 4Q12 Nonperforming assets continued to decline due to focus on asset quality • Experienced net recoveries as a result of OREO disposals Commercial criticized and classified loans increased $17 million • No commercial loans contractually past due 30 days or more As a result of declining nonperforming loans, the reserve coverage increased to 138.05% RESULTS OF OPERATIONS

11 Capital ratios significantly improved in 4Q12 RESULTS OF OPERATIONS Tier 1 capital increased $127 million • NIAC: $20 million • Preferred Stock Offering: $100 million Tier 2 capital increased by $5 million Average Assets increased $363 million • Mortgages HFS: $247 million • Commercial & Industrial Loans: $51 million • MSR asset: $24 million Risk Weighted Assets (RWA): increased $360 million or 9.4% • Primarily due to increased mortgage loans held for sale Leverage Ratio Tier 1 Risk Based Ratio Total Risk Based Ratio With increases in Tier 1 Capital, the Company is well positioned for growth Changes from 3Q12

12 Business Segment Results

13 Cole Taylor Mortgage (CTM)

14 In 2012, Cole Taylor Mortgage accelerated efforts to build a full service mortgage business 2012 full year highlights • Net Income of $38.8 million • Total revenue of $143.2 million • Originated $5.2 billion of loans • Grew to 23 retail origination offices; originating loans in 36 states • Increased mortgage servicing book to $8.5 billion • 60+ day delinquency on serviced loans remained low at 0.04% BUSINESS SEGMENT - MORTGAGE BANKING HIGHLIGHTS

15 Fourth quarter results capped an outstanding year for CTM BUSINESS SEGMENT - MORTGAGE BANKING 4Q12 results • $38.9 million of loan origination revenue • Increase in origination volume • Decline in margin on sale • $5.5 million of net servicing revenue • 37% increase in the mortgage servicing book compared to 3Q12 • Portfolio/HFS revenue increased due to an increase in HFS loans Cole Taylor Mortgage 4Q12 Results ($ Millions) 4Q11 1Q12 2Q12 3Q12 4Q12 NII- Portfolio/HFS* $2.1 $2.5 $3.8 $4.9 $6.4 Loan Origination Income 7.7 16.3 20.5 39.6 38.9 Net Servicing Revenue 1.3 1.3 2.6 1.0 5.5 Mortgage Banking Revenue 9.1 17.5 23.0 40.7 44.4 Total Revenue 11.1 20.0 26.8 45.6 50.8 Provision for Loan Losses 0.1 0.1 0.1 0.1 0.0 Non Interest Expense 8.4 11.5 15.6 25.9 29.3 Pre Tax Income 2.6 8.4 11.1 19.7 21.5 Income Taxes 1.0 3.4 3.3 7.4 7.8 Net Income $1.6 $5.0 $7.8 $12.3 $13.7 Origination Volume $782 $895 $960 $1,385 $1,947 Mortgage Servicing Book ($ Billion) $1.0 $2.4 $4.0 $6.2 $8.5 Mortgages Held for Investment $170 $221 $261 $298 $298 *Includes all Net Interest Income

16 Expansion in both retail and wholesale channels, CTM has shown progressive growth in origination volume BUSINESS SEGMENT - MORTGAGE BANKING • Record loan originations of nearly $2 billion in 4Q12 up 41% from 3Q12 • 77% Refinance vs. 23% purchase • CTM is originating in 36 states and DC, covering more than 90% of the US population* *Based on 2010 US Census

17 Growth of mortgage servicing is reflective of CTM’s strategy to diversify into a full service mortgage business BUSINESS SEGMENT - MORTGAGE BANKING • As of 12/31/12, the mortgage servicing book was $8.5 billion • 60+ day delinquency of 0.04% • 45% self originated vs 55% acquired

18 Due to growth in mortgage servicing, CTM has benefitted from growth in low cost funding BUSINESS SEGMENT - MORTGAGE BANKING

19 Banking Segment

20 The Banking Segment consists primarily of local and national non-mortgage businesses BUSINESS SEGMENT – BANKING • Chicago based banking • Commercial and Industrial Lending • Commercial Real Estate Lending • Retail Banking • Cole Taylor Business Capital • Asset Based Lending • Cole Taylor Equipment Finance • Equipment leasing and lending Local CTBC CTEF

21 Full Year 2012 Results • Commercial loans increased by 10% • Core deposits increased 32% • NIM increased 16 bps to 3.70% • Service charges grew by 18% • Provision for loan losses declined by 81% • Income before taxes increased by 87% In 2012, the Banking segment contributed $36 million of the Company’s net income BUSINESS SEGMENT – BANKING * The Company reports two segments, Banking and Mortgage Banking. In addition, the Company uses an “Other” category which includes primarily subordinated debt expense and certain other parent company activities Cole Taylor Banking Segment Full Year Results ($ millions) 2011 2012 Net interest income $144.6 $146.0 Provision for loan losses 48.8 9.2 Noninterest income 28.4 29.0 Noninterest expense 92.2 105.8 Income before income taxes 32.0 60.0 Income tax expense 12.8 24.0 Net income* $19.2 $36.0 Period end commercial loans (excluding non-owner occupied) $2,120.4 $2,324.0 Non-owner occupied loans $507.6 $433.0 Period end core deposits $1,823.1 $2,411.8

22 Through business line & geographic expansion the Banking segment grew commercial loans 10% in 2012 BUSINESS SEGMENT – BANKING

23 In their short history, both CTBC and CTEF have contributed significantly BUSINESS SEGMENT – BANKING CTBC • CTBC offices in 12 states with loans originated in 34 states and Canada • Loans outstanding increased to $572 million at 12/31/2012 • Commitments grew 5% to $1.06 billion in the quarter CTEF • CTEF formed in June 2012, headquartered in Towson, Maryland • Successful launch – $84 million loans and lease receivables outstanding at 12/31/2012

24 And our growth in Core Deposits has positively impacted the Banking segment’s funding costs • Average core deposits* grew by $688 million or 40% vs 4Q11, primarily in noninterest bearing deposits • Cost of interest bearing deposits decreased by 24 bps since 4Q11 BUSINESS SEGMENT – BANKING * Average Core Deposits include noninterest bearing deposits, NOW accounts, savings accounts and non-brokered money market accounts.

25 Appendix

26 1Q12 2Q12 3Q12 4Q12 $ 000's Earnings* Wghtd Avg Diluted Shares 000’s** Earnings Wghtd Avg Diluted Shares 000’s Earnings Wghtd Avg Diluted Shares 000’s Earnings Wghtd Avg Diluted Shares 000’s Net Income Applicable to Common Stockholders $7,727 30,223 $12,477 30,666 $14,992 30,465 $19,693 30,432 less: Undistributed earnings allocated to unvested restricted participating shares ($82) (317) ($123) (290) ($126) (251) ($166) (253) less: Undistributed earnings allocated to preferred participating shares ($334) (1,283) ($539) (1,283) ($641) (1,283) ($841) (1,283) Undistributed earnings allocated to common shares $7,311 28,623 $11,815 29,093 $14,225 28,931 $18,686 28,896 Diluted earnings per common share $0.26 $0.41 $0.49 $0.65 Diluted Earnings Per Share Components APPENDIX * Reconciliation of NIAC to undistributed earnings allocated to common shares is provided in the Form 10-Q ** Weighted average common shares diluted excludes unvested restricted stock and non voting convertible preferred shares when calculating fully diluted earnings per common share NIAC and weighted average common shares diluted are provided in the earnings release